UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024 (November 15, 2024)

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2024, Aldeyra Therapeutics, Inc. (the “Company”) entered into the Extension Side Letter (the “Extension Letter”) with AbbVie Inc. (“AbbVie”), which amended certain terms of the Exclusive Option Agreement (the “Option Agreement”) between the Company and AbbVie, dated October 31, 2023. The Extension Letter makes certain changes to the Option Agreement, among other things, providing that the Company will conduct certain launch activities, which costs shall not exceed mid-single-digit millions of dollars without AbbVie’s approval, and which costs will be considered allowable expenses pursuant to the License Agreement (as defined in the Option Agreement) upon the delivery of AbbVie’s written notice of exercising the Option and entry into the License Agreement (as defined in the Option Agreement), such that 60% of the Company’s allowable expenses will be reimbursed by AbbVie in the event of exercise. If AbbVie does not deliver a written notice of exercising the Option and the Company and AbbVie do not execute the License Agreement, the Company will remain solely responsible for such launch activities costs. AbbVie has also independently initiated pre-commercialization planning activities. In addition, the Exercise Period (as defined in the Option Agreement) was modified to ten (10) business days following FDA Approval (as defined in the Option Agreement), provided that AbbVie shall provide the Company notice in case AbbVie determines that it will not exercise the Option (as defined in the Option Agreement).

The foregoing summary of the Extension Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Extension Letter. Aldeyra expects to file a copy of the Extension Letter, subject to any applicable confidential treatment, as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2024.

Item 8.01. Other Events.

On November 18, 2024, the Company issued a press release (the “Press Release”) to announce the Extension Letter and that the U.S. Food and Drug Administration (FDA) has accepted for review the Company’s resubmitted New Drug Application (NDA) for reproxalap, a first-in-class investigational new drug candidate, for the treatment of the signs and symptoms of dry eye disease, and has assigned a Prescription Drug User Fee Act (PDUFA) date of April 2, 2025. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements contained in this Current Report on Form 8-K are “forward-looking statements” under the securities laws, including, but not limited to, statements regarding relating to the likelihood and timing of the FDA’s potential approval of the resubmitted NDA for reproxalap by the PDUFA date of April 2, 2025, or at any other time, the adequacy of the data included in the previously submitted NDA and the resubmitted NDA, the potential profile, benefit and market size of reproxalap in dry eye disease should the resubmitted NDA for reproxalap be approved by the FDA. In some cases, you can identify forward looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements include, among others, Aldeyra’s plans to develop and commercialize product candidates, if they are approved; delay in or failure to obtain regulatory approval of Aldeyra's product candidates; the likelihood and timing of the exercise of the Option by AbbVie pursuant to the Option Agreement with AbbVie; the ability to maintain regulatory approval of Aldeyra's product candidates, and the labeling for any approved products; uncertainty as to Aldeyra’s ability to commercialize (alone or with others) and obtain reimbursement for Aldeyra's product candidates following regulatory approval, if any; the size and growth of the potential markets and pricing for Aldeyra's product candidates and the ability to serve those markets; the rate and degree of market acceptance of any of Aldeyra's product candidates; the rate and degree of market acceptance of any of Aldeyra’s product candidates, following regulatory approval, if any; the timing of enrollment, commencement and completion of Aldeyra's clinical trials; the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the risk that prior results, such as signals of safety, activity, or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Aldeyra's product candidates in clinical trials focused on the same or on different indications; the scope, progress, expansion, and costs of developing and commercializing Aldeyra's product candidates; Aldeyra's expectations regarding Aldeyra's expenses and future revenue, the timing of future revenue, the sufficiency or use of Aldeyra's cash resources and needs for additional financing; Aldeyra's expectations regarding competition; Aldeyra's anticipated growth strategies; Aldeyra's ability to attract or retain key personnel; Aldeyra’s commercialization, marketing and manufacturing capabilities and strategy; Aldeyra's ability to establish and maintain development partnerships; Aldeyra’s ability to successfully integrate acquisitions into its business; Aldeyra's expectations regarding federal, state, and foreign regulatory requirements; political, economic, legal, social, and health risks, and war or other military actions, that may affect Aldeyra’s business or the global economy; regulatory developments in the United States and foreign countries; Aldeyra's ability to obtain and maintain intellectual property protection for its product candidates; the anticipated trends and challenges in Aldeyra's business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra's Annual Report on Form 10-K for the year ended December 31, 2023, and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at https://www.sec.gov/.

In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information conveyed in this Current Report on Form 8-K is provided only as of the date hereof, and Aldeyra undertakes no obligation to update any forward-looking statements included herein on account of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Aldeyra Therapeutics, Inc. Press Release dated November 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 18, 2024

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
	Name:	Todd C. Brady M.D., Ph.D.
	Title:	Chief Executive Officer

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